UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2007

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 1.01 Entry into a Material Definitive Agreement.

8 1/4% Senior Notes due 2015 Indenture

On March 2, 2007, Valassis Communications, Inc. (“Valassis”) completed the offering (the “Notes Offering”) of $540.0 million aggregate principal amount of its 8 1/4% Senior Notes due 2015 (the “Notes”) in connection with the financing of its acquisition of ADVO, Inc. (“ADVO”). The Notes Offering was made only to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to persons other than U.S. persons in reliance upon Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

The Notes were issued under an indenture, dated as of March 2, 2007, by and among Valassis, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Indenture”). Valassis’ payment obligations under the Notes are fully and unconditionally guaranteed, jointly and severally, by substantially all of its existing and future domestic restricted subsidiaries on an unsecured basis. The Indenture and form of note, which is attached as an exhibit to the Indenture, provide, among other things, that the Notes bear interest at a fixed annual rate of 8 1/4% per annum payable semi-annually in arrears on March 1 and September 1, commencing on September 1, 2007, and mature on March 1, 2015. Valassis may redeem all or a portion of the Notes at its option at any time prior to March 1, 2011, at a redemption price equal to 100% of the principal amount of Notes to be redeemed plus a make-whole premium as described in the Indenture. At any time on or after March 1, 2011, Valassis may redeem all or a portion of the Notes at its option at the redemption prices specified in the Indenture. In addition, on or prior to March 1, 2010, Valassis may redeem at its option up to 35% of the principal amount of the outstanding Notes with the proceeds of certain equity offerings at the redemption prices specified in the Indenture. Upon the occurrence of a change of control, as defined in the Indenture, holders have the right to require Valassis to purchase all or a portion of their Notes for cash at a purchase price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest and liquidated damages, if any, to the date of repurchase.

The Indenture contains covenants that, among other things and subject to a number of qualifications and exceptions, limit the ability of Valassis and its restricted subsidiaries to incur or guarantee additional indebtedness, transfer or sell assets, make certain investments, pay dividends or make distributions or other restricted payments, create certain liens, merge or consolidate, repurchase stock and enter into transactions with affiliates. If the Notes receive investment grade ratings from both Standard & Poor’s Ratings Group and Moody’s Investors Services, Inc., certain of these covenants will thereafter no longer apply to the Notes, irrespective of whether the Notes continue to be rated investment grade. The Indenture also contains customary events of default.

The foregoing description of the Indenture is summary in nature, and qualified in its entirety by reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Registration Rights Agreement

On March 2, 2007, in connection with the Notes Offering, Valassis entered into a registration rights agreement with the Subsidiary Guarantors and Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as the initial purchasers of the Notes (the “Initial Purchasers”) for the benefit of the holders of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Valassis and its Subsidiary Guarantors will:

(i) file a registration statement within 120 days after the issue date of the Notes, enabling holders of the Notes to exchange the privately placed notes and related subsidiary guarantees for publicly registered exchange notes and related subsidiary guarantees with substantially identical terms;

(ii) use commercially reasonable efforts to cause the registration statement to become effective under the Securities Act within 180 days after the issue date of the Notes; and

(iii) use commercially reasonable efforts to consummate an exchange offer within 30 business days after the effective date of the registration statement.

In addition, under certain circumstances set forth in the Registration Rights Agreement, Valassis and the Subsidiary Guarantors may be required to file a shelf registration statement to cover resales of the Notes. If Valassis does not comply with its obligations under the Registration Rights Agreement, Valassis and the Subsidiary Guarantors will have to pay liquidated damages to holders of the Notes under certain circumstances.

The Initial Purchasers may, from time to time, engage in transactions with, and perform services for, Valassis in the ordinary course of its business. Bear, Stearns & Co. Inc. has advised Valassis in connection with the acquisition of ADVO, for which it received customary fees and expenses. Each of Bear, Stearns & Co. Inc. and Banc of America Securities LLC acted as joint bookrunner and joint lead arranger under Valassis’ new senior secured credit facility (described below). Bank of America, N.A., an affiliate of Banc of America Securities LLC, is the syndication agent and a lender under the new senior secured credit facility. Bear Stearns Corporate Lending Inc., an affiliate of Bear, Stearns & Co. Inc., is the administrative agent, collateral agent and a lender under the new senior secured credit facility. Bear, Stearns & Co. Inc. also acted as the initial purchaser in Valassis’ previous offering of its 6 5/8% Senior Notes due 2009 and its Zero Coupon Senior Convertible Notes due 2021 (which are no longer outstanding).

The foregoing description of the Registration Rights Agreement is summary in nature, and qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Credit Agreement

On March 2, 2007, in connection with the acquisition of ADVO, Valassis entered into a Credit Agreement (the “Credit Agreement”) with Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as joint bookrunners and joint lead arrangers, Bank of America, N.A., as syndication agent, The Royal Bank of Scotland PLC, as co-documentation agent, JPMorgan Chase Bank, N.A., as co-documentation agent, General Electric Capital Corporation, as co-documentation agent, Bear Stearns Corporate Lending Inc., as administrative agent (the “Administrative Agent”) and collateral agent, and a syndicate of lenders (the “Lenders”). The Credit Agreement provides for (i) a $120.0 million senior secured revolving line of credit, (ii) a $590.0 million senior secured term loan B, and (iii) a $160.0 million senior secured delayed draw term loan.

The revolving line of credit has a five year maturity and includes $35.0 million available in Euros, British Pounds Sterling, Mexican Pesos or Canadian Dollars, $40.0 million available for letters of credit and a $20.0 million swingline loan subfacility. The term loan B has a seven year maturity and its principal is repayable in quarterly installments, at a rate of 1.0% per year until the seventh anniversary of the closing date of the term loan B, on which date any remaining unpaid principal balance of the term loan B shall be payable in full. The delayed draw term loan will be available for up to 15 months after the closing date of the Credit Agreement to refinance the 2033 Notes (as defined below), including in the event the holders of Valassis’ 2033 Notes exercise their put rights in May 2008, matures on the seventh anniversary of the closing date of the Credit Agreement and its principal is repayable in quarterly installments at a rate of 1.0% per year during the first six years of the delayed draw term loan, with the remaining balance thereafter to be repaid in full on the seventh anniversary of the closing date.

Borrowings under the Credit Agreement bear interest, at Valassis’ option, at either the base rate (defined as the higher of the prime rate announced by the commercial bank to be selected by the Administrative Agent or the federal funds effective rate plus 0.5%), plus an applicable margin, or at a Eurodollar rate (as defined in the Credit Agreement), plus an applicable margin, except for borrowings made in alternate currencies which may not accrue interest based upon the base rate. After the delivery of financial statements and compliance certificates for two consecutive fiscal quarters, the applicable margins for the revolving line of credit may be subject to adjustment based on the ratio of Valassis’ secured debt to its consolidated adjusted EBITDA (as defined in the Credit Agreement) being within certain defined ranges.

The Credit Agreement also provides for an incremental facility pursuant to which, prior to the maturity of the Credit Agreement, Valassis may incur additional indebtedness under the Credit Agreement in an additional amount up to $150.0 million under the revolving line of credit or the term loan B or a combination thereof. The terms of the incremental facility will be substantially similar to the terms of the Credit Agreement, except with respect to the pricing of the incremental facility, which could be higher than that for the revolving line of credit and the term loan B. The obligations under the incremental facility will constitute secured obligations under the Credit Agreement.

The Credit Agreement contains certain covenants and restrictions including, but not limited to, Valassis’ ability to consummate fundamental changes to its corporate structure and nature of its business (including mergers), a maximum consolidated senior secured leverage ratio, a minimum consolidated interest coverage ratio, and restrictions related to incurrence of additional indebtedness, incurrence of liens, capital expenditures, asset sales, transactions with affiliates and modifications to material agreements. The Credit Agreement also contains a requirement that Valassis make mandatory principal prepayments in the manner set forth in the Credit Agreement on the term loans in certain circumstances, including, without limitation, with 100% of the aggregate net cash proceeds from any debt offering, asset sale resulting in net cash proceed in excess of $5.0 million or insurance and/or condemnation recovery resulting in net cash proceeds in excess of $5.0 million over the term of the credit facilities (to the extent not otherwise used for reinvestment in Valassis’ business or related business) and with up to 50% (with the exact percentage to be determined based upon Valassis’ consolidated senior secured leverage ratio) of Valassis’ excess cash flow. The Credit Agreement further provides that, subject to customary notice and minimum amount conditions, Valassis may make voluntary prepayments without payment of premium or penalty.

The Credit Agreement also contains customary events of default. If any Event of Default (as such term is used in the Credit Agreement) occurs and is continuing, the Administrative Agent may, with the consent or at the request of the required Lenders, terminate the commitments and declare all of the amounts owed under the Credit Agreement to be immediately due and payable.

The foregoing description of the Credit Agreement is summary in nature, and qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Valassis used initial borrowings under the term loan B portion of the senior secured credit facility, together with the net proceeds from the Notes Offering and cash on hand, to finance the acquisition of ADVO, repay substantially all of ADVO’s existing indebtedness and to pay related fees and expenses.

Guarantee, Security and Collateral Agency Agreement

On March 2, 2007, in connection with the acquisition of ADVO and related secured financing, Valassis and certain of its restricted domestic subsidiaries signatory thereto, as grantors, entered into a Guarantee, Security and Collateral Agency Agreement (the “Security Agreement”) in favor of Bear Stearns Corporate Lending Inc., in its capacity as collateral agent (the “Collateral Agent”) for the benefit of the Secured Parties (as defined in the Security Agreement). Pursuant to the terms of the Security Agreement, Valassis’ obligations under the Credit Agreement are guaranteed by substantially all of its existing and future domestic restricted subsidiaries. In addition, such obligations are secured by first priority liens on substantially all of Valassis’ and its subsidiary guarantors’ present and future assets and by a pledge of all of the equity interests in its subsidiary guarantors and 65% of the capital stock of its existing and future restricted foreign subsidiaries. The Security Agreement also secures the 2009 Notes (as defined below) and the 2033 Notes on an equal and ratable basis with the indebtedness under the Credit Agreement.

The foregoing description of the Security Agreement is summary in nature, and qualified in its entirety by reference to the Security Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

6 5/8% Senior Notes due 2009 Second Supplemental Indenture

On March 2, 2007, in connection with the acquisition of ADVO and related secured financing, Valassis entered into a Second Supplemental Indenture (the “2009 Supplemental Indenture”) with The Bank of New York Trust Company, N.A., as trustee (the “2009 Trustee”), related to its 6 5/8% Senior Notes due 2009 (the “2009 Notes”). The 2009 Supplemental Indenture supplements the Indenture, dated as of January 12, 1999, as supplemented by the First Supplemental Indenture, dated March 9, 1999, between Valassis and the 2009 Trustee (the “2009 Indenture”). The 2009 Supplemental Indenture was entered into in connection with securing the 2009 Notes on an equal and ratable basis with the indebtedness under the Credit Agreement pursuant to the terms and conditions of the Security Agreement.

The foregoing description of the 2009 Supplemental Indenture is summary in nature, and qualified in its entirety by reference to the 2009 Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference.

Senior Convertible Notes due 2033 Supplemental Indenture

On March 2, 2007, in connection with the acquisition of ADVO and related secured financing, Valassis entered into a First Supplemental Indenture (the “2033 Supplemental Indenture”) with BNY Midwest Trust Company, as trustee (the “2033 Trustee”), related to its Senior Convertible Notes due 2033 (the “2033 Notes”). The 2033 Supplemental Indenture supplements the Indenture, dated as of May 22, 2003, between Valassis and the 2033 Trustee (the “2033 Indenture”). The 2033 Supplemental Indenture was entered into in connection with securing the 2033 Notes on an equal and ratable basis with the indebtedness under the Credit Agreement pursuant to the terms and conditions of the Security Agreement.

The foregoing description of the 2033 Supplemental Indenture is summary in nature, and qualified in its entirety by reference to the 2033 Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 2, 2007 (the “Closing Date”), Valassis, through its wholly-owned subsidiary, Michigan Acquisition Corporation, a Delaware Corporation (“Michigan”), completed its acquisition of ADVO, pursuant to an Agreement and Plan of Merger, dated as of July 5, 2006, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of December 18, 2006 (as so amended, the “Merger Agreement”), by and among Valassis, Michigan and ADVO (the “Merger”). As a result of the Merger, Michigan’s separate corporate existence terminated and ADVO became a wholly-owned subsidiary of Valassis. The Agreement and Plan of Merger and Amendment No. 1 thereto are attached hereto as Exhibits 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

Pursuant to the Merger Agreement, each outstanding share of ADVO’s common stock, par value $0.01 per share (“ADVO Common Stock”), was converted into the right to receive an amount in cash equal to $33.02 (the “Merger Consideration”). The Merger Consideration represents the sum of (a) $33.00 per share of ADVO Common Stock and (b) interest on the $33.00 per share at a rate per annum equal to the sum of (i) the Federal Reserve discount rate as reported from time to time in The Wall Street Journal plus (ii) five hundred (500) basis points, from February 28, 2007 until the Closing Date.

Pursuant to the Merger Agreement, each ADVO stock option outstanding immediately prior to the Closing Date fully vested and each holder thereof became entitled to receive an amount of cash for each share of ADVO Common Stock underlying such option equal to the excess, if any, of the Merger Consideration over the per share exercise price of such option (minus any withholding of taxes required by law). Each outstanding and unvested share of ADVO restricted stock, including those held by ADVO’s directors and executive officers, also vested, and the holders thereof became entitled to receive the Merger Consideration (minus any withholding of taxes required by law).

Including the debt of ADVO that was refinanced in connection with the Merger, Valassis estimates that the total value of the consideration paid in the Merger was approximately $1.2 billion.

Shares of ADVO Common Stock, which traded under the symbol “AD,” ceased trading after the Closing Date on, and is being delisted from, the New York Stock Exchange.

The information set forth above in Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 (regarding the Indenture, the Credit Agreement and the Guarantee, Security and Collateral Agency Agreement) is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On March 2, 2007, Valassis issued a press release announcing that it had completed its acquisition of ADVO. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Valassis intends to file by amendment to this Current Report on Form 8-K the required historical financial information no later than 71 calendar days after the filing date of this report.

(b)	Pro Forma Financial Information.

Valassis intends to file by amendment to this Current Report on Form 8-K the required pro forma financial information no later than 71 calendar days after the filing date of this report.

(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on
Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on July 10, 2006).

2.2	Amendment No. 1, dated as of December 18, 2006, to that certain Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on December 20, 2006).

4.1	Indenture, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	Registration Rights Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as the initial purchasers.

4.3	Second Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and The Bank of New York Trust Company, N.A., as trustee, to the Indenture dated as of January 12, 1999.

4.4	First Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and BNY Midwest Trust Company, as trustee, to the Indenture dated as of May 22, 2003.

10.1	Credit Agreement, dated as of March 2, 2007, by and among Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as joint bookrunner and joint lead arranger, Bank of America, N.A., as syndication agent, The Royal Bank of Scotland PLC, as co-documentation agent, JPMorgan Chase Bank, N.A., as co-documentation agent, General Electric Capital Corporation, as co-documentation agent, Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent, and a syndicate of lenders.

10.2	Guarantee, Security and Collateral Agency Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc. and certain of its restricted domestic subsidiaries signatory thereto, as grantors, in favor of Bear Stearns Corporate Lending Inc., in its capacity as collateral agent for the benefit of the secured parties thereunder.

99.1	Press release of Valassis Communications, Inc, dated March 2, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Barry P. Hoffman
Date: March 8, 2007	Name:	Barry P. Hoffman
	Title:	Executive Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on July 10, 2006).

2.2	Amendment No. 1, dated as of December 18, 2006, to that certain Agreement and Plan of Merger, dated as of July 5, 2006, by and among Valassis Communications, Inc., Michigan Acquisition Corporation and ADVO, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Valassis Communications, Inc. with the U.S. Securities and Exchange Commission on December 20, 2006).

4.1	Indenture, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2	Registration Rights Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc., the Subsidiary Guarantors named therein and Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as the initial purchasers.

4.3	Second Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and The Bank of New York Trust Company, N.A., as trustee, to the Indenture dated as of January 12, 1999.

4.4	First Supplemental Indenture, dated as of March 2, 2007, between Valassis Communications, Inc. and BNY Midwest Trust Company, as trustee, to the Indenture dated as of May 22, 2003.

10.1	Credit Agreement, dated as of March 2, 2007, by and among Bear, Stearns & Co. Inc. and Banc of America Securities LLC, as joint bookrunner and joint lead arranger, Bank of America, N.A., as syndication agent, The Royal Bank of Scotland PLC, as co-documentation agent, JPMorgan Chase Bank, N.A., as co-documentation agent, General Electric Capital Corporation, as co-documentation agent, Bear Stearns Corporate Lending Inc., as administrative agent and collateral agent, and a syndicate of lenders.

10.2	Guarantee, Security and Collateral Agency Agreement, dated as of March 2, 2007, by and among Valassis Communications, Inc. and certain of its restricted domestic subsidiaries signatory thereto, as grantors, in favor of Bear Stearns Corporate Lending Inc., in its capacity as collateral agent for the benefit of the secured parties thereunder.

99.1	Press release of Valassis Communications, Inc. dated March 2, 2007.